UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

November 1, 2016 (October 26, 2016)

Date of Report (Date of earliest event reported)

HELIX ENERGY SOLUTIONS GROUP, INC.

(Exact name of registrant as specified in its charter)

Minnesota	001-32936	95-3409686
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3505 West Sam Houston Parkway North Suite 400
Houston, Texas	77043
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 281-618-0400

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

4.25% Convertible Senior Notes due 2022

On November 1, 2016, Helix Energy Solutions Group, Inc. (the “Company”) completed the public offer and sale of $125 million aggregate principal amount of its 4.25% Convertible Senior Notes due 2022 (the “Notes”). The net proceeds to the Company from the sale of the Notes are approximately $121.5 million, after deducting the underwriter’s discounts and commissions and estimated offering expenses. The Company used the net proceeds, as well as cash on hand, to repurchase and retire $125 million of aggregate principal amount of its existing 3.25% Convertible Senior Notes due 2032, in separate, privately negotiated transactions.

Underwriting Agreement

On October 26, 2016, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with Raymond James & Associates, Inc. (the “Underwriter”) in connection with the offer and sale of the Notes. The Underwriting Agreement contains customary representations and warranties of the parties and indemnification and contribution provisions whereby the Company, on the one hand, and the Underwriter, on the other hand, have agreed to indemnify each other against certain liabilities.

The offering was made pursuant to (i) an effective Registration Statement on Form S-3ASR (the “Registration Statement”) filed with the Securities and Exchange Commission (the “SEC”) on October 26, 2016 (File No. 333-214259), which includes a base prospectus dated October 26, 2016 (the “Base Prospectus”), (ii) a preliminary prospectus supplement dated October 26, 2016 (the “Preliminary Prospectus Supplement”) and (iii) a final prospectus supplement dated October 26, 2016 (the “Final Prospectus Supplement”), each filed with the SEC by the Company under the Securities Act of 1933, as amended.

The description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement. The Underwriting Agreement is attached as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Indenture

The Company issued the Notes under a senior debt indenture (the “Senior Debt Indenture”), dated as of November 1, 2016 between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), as supplemented by the first supplemental indenture, dated as of November 1, 2016 between the Company and the Trustee (the “First Supplemental Indenture,” and together with the Senior Debt Indenture as so supplemented, the “Indenture”). The terms of the Indenture and the Notes, which were issued pursuant to the Indenture, are described in the section of the Preliminary Prospectus Supplement and Final Prospectus entitled “Description of Notes,” and in the section of the Base Prospectus entitled “Description of our Debt Securities,” which are incorporated herein by reference.

The Notes bear interest at a rate of 4.25% per annum, payable semi-annually in arrears on November 1 and May 1 of each year, beginning on May 1, 2017. The Notes will mature on May 1, 2022, unless earlier converted, redeemed or repurchased. During certain periods and subject to certain conditions (as described in the Indenture) the Notes will be convertible by the holders into shares of the Company’s common stock at an initial conversion rate of 71.9748 shares of common stock per $1,000 principal amount of Notes (which represents an initial conversion price of approximately $13.89 per share of common stock), subject to adjustment in certain circumstances as set forth in the Indenture. The initial conversion price represents a conversion premium of 42.50% over the closing price of the Company’s common stock on October 26, 2016 of $9.75 per share. Upon conversion, holders will receive, at the Company’s discretion, cash, shares of the Company’s common stock or a combination thereof.

Prior to November 1, 2019, the Notes will not be redeemable. On or after November 1, 2019, holders of the Notes may require the Company to repurchase the Notes under certain circumstances, and the Company may redeem all or any portion of the Notes, at its option, subject to certain conditions, at a redemption price payable in cash equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest, and a “make-whole premium” with a value equal to the present value of the remaining scheduled payments of interest on the Notes to be redeemed through May 1, 2022.

The Indenture contains customary terms and covenants, including that upon certain events of default occurring and continuing, either the Trustee or the holders of not less than 25% in aggregate principal amount of the Notes then outstanding may declare the entire principal amount of all the Notes, and the interest accrued on such Notes, if any, to be immediately due and payable. In the case of certain events of bankruptcy, insolvency or reorganization relating to the Company or a principal subsidiary, the principal amount of the Notes together with any accrued and unpaid interest thereon will automatically be and become immediately due and payable.

The foregoing description of the Indenture and the Notes does not purport to be complete and is qualified in its entirety by reference to the full text of the Senior Debt Indenture, the First Supplemental Indenture and the form of Note, copies of which are filed as Exhibits 4.1, 4.2 and 4.3, respectively, to this Current Report on Form 8-K, and are incorporated herein by reference.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above with respect to the Notes and the Indenture is hereby incorporated by reference into this Item 2.03 insofar as it relates to the creation of a direct financial obligation.

Item 8.01	Other Events.

On October 26, 2016, the Company issued press releases announcing the commencement of the offering of the Notes and the pricing of the Notes. The press releases are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement dated as of October 26, 2016, between Helix Energy Solutions Group, Inc. and Raymond James & Associates, Inc.

4.1	Senior Debt Indenture, dated as of November 1, 2016, by and between Helix Energy Solutions Group, Inc. and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.2	First Supplemental Indenture, dated as of November 1, 2016, by and between Helix Energy Solutions Group, Inc. and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.3	Form of 4.25% Convertible Senior Note (included in Exhibit 4.2).

5.1	Opinion of Maslon LLP.

5.2	Opinion of Locke Lord LLP.

23.1	Consent of Maslon LLP (included in Exhibit 5.1).

23.2	Consent of Locke Lord LLP (included in Exhibit 5.2).

99.1	Press Release announcing commencement of the offering of the Notes, dated October 26, 2016.

99.2	Press Release announcing pricing of the offering of the Notes, dated October 26, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HELIX ENERGY SOLUTIONS GROUP, INC.

By:	/s/ Alisa B. Johnson
Alisa B. Johnson Executive Vice President, General Counsel and Corporate Secretary

Date: November 1, 2016

Index to Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement dated as of October 26, 2016, between Helix Energy Solutions Group, Inc. and Raymond James & Associates, Inc.

4.1	Senior Debt Indenture, dated as of November 1, 2016, by and between Helix Energy Solutions Group, Inc. and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.2	First Supplemental Indenture, dated as of November 1, 2016, by and between Helix Energy Solutions Group, Inc. and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.3	Form of 4.25% Convertible Senior Note (included in Exhibit 4.2).

5.1	Opinion of Maslon LLP.

5.2	Opinion of Locke Lord LLP.

23.1	Consent of Maslon LLP (included in Exhibit 5.1).

23.2	Consent of Locke Lord LLP (included in Exhibit 5.2).

99.1	Press Release announcing commencement of the offering of the Notes, dated October 26, 2016.

99.2	Press Release announcing pricing of the offering of the Notes, dated October 26, 2016.